UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 26, 2013

_______________

DIGITAL POWER CORPORATION

 (Exact name of registrant as specified in its charter)

94-1721931	1-12711	California
(IRS Employer Identification No.)	Commission File Number	(State or other jurisdiction of incorporation)

48430 Lakeview Blvd, Fremont, CA 94538-6532

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (510) 657-2635

(Former name or former address, if change since last report)

Check the appropriate box below if the Form 8-K filing is to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 26, 2013, Yehezkel Manea resigned from the Board of Directors. There were no disagreements with the Company's policies or practices in connection with the resignation.

Mr. Manea had served as a director since 2002. The Company thanks Mr. Manea for his service.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL POWER CORPORATION

/s/ Amos Kohn
By: Amos Kohn Title: President & Chief Executive Officer

Dated: April 30, 2013